UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 16, 2005

Moscow CableCom Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, Suite 1203 New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 826-8942
(Registrant's telephone number, including area code)

Item 7.01.     Other Events and Required Regulation FD Disclosure

On February 16, 2005, Moscow CableCom Corp. (the "Company") issued a press release announcing operating progress at ComCor-TV in terms of growth of its access network as of December 31, 2004 and increases in its subscribers and revenues from subscriber services.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(c)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.                                     Description of Exhibit

99.1                                               Press Release dated February 16, 2005.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Moscow CableCom Corp.
(Registrant)

Date: February 16, 2005	/s/ Donald Miller-Jones
Donald Miller-Jones
Chief Financial Officer